THE GABELLI VALUE FUND INC.

                                  ANNUAL REPORT
                                DECEMBER 31, 2001


                          [GRAPHIC OF 5 STARS OMITTED.]


      MORNINGSTAR RATED(TM) GABELLI VALUE FUND 5 STARS OVERALL AND FOR THE FIVE AND TEN-YEAR PERIOD ENDED 12/31/01 AMONG 3,165 AND 898 DOMESTIC EQUITY
    FUNDS, RESPECTIVELY. THE FUND WAS RATED 4 STARS FOR THE THREE-YEAR PERIOD
                ENDED 12/31/01 AMONG 4,823 DOMESTIC EQUITY FUNDS.


TO OUR SHAREHOLDERS,

      A strong fourth quarter rally helped the leading market indices regain the ground lost in September following the shocking terrorist attacks on America. Despite the market's strong showing in the fourth quarter, the Standard & Poor's ("S&P") 500 Index closed the year with an 11.89% loss. The Dow Jones Industrial Average posted a more modest 5.42% decline while the Nasdaq Composite Index plunged 21.05%. Of the most widely followed market barometers, only the small-cap Russell 2000 Index finished the year with a positive return. The Gabelli Value Fund Inc. (the "Fund") was up 5.41% in this challenging market.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2001, the Fund's Class A Shares rose 12.90%. The S&P 500 Index, the Nasdaq Composite Index, and the Dow Jones Industrial Average rose 10.68%, 30.13%, and 13.81%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund's Class A Shares rose 5.41% for 2001. The S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average declined 11.89%, 21.05%, and 5.42%, respectively, over the same twelve-month period.

      For the  three-year  period ended  December  31, 2001,  the Fund's Class A
Shares total return averaged 8.62% annually. The S&P 500 Index and Nasdaq Composite Index had average annual declines of 1.03% and 3.83%, respectively, while the Dow Jones Industrial Average had an average annual return of 4.69%, respectively, over the same three-year period. For the five-year period ended December 31, 2001, the Fund's Class A Shares total return averaged 18.54% annually versus average annual total returns of 10.70%, 8.60%, and 11.11% for the S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively.

      For the ten-year period ended December 31, 2001, the Fund's Class A Shares total return averaged 17.22% annually, versus average annual total returns of 12.93%, 12.77%, and 14.71% for the S&P 500 Index, Nasdaq Composite Index, and Dow Jones Industrial Average, respectively. Since inception on September 29, 1989 through December 31, 2001, the Fund's Class A Shares had a cumulative total return of 444.53%, which equates to an average annual total return of 14.82%.

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. The information pertaining to Morningstar contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. (C)2001 Morningstar, Inc. All Rights Reserved. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar ratings reflect historical risk adjusted performance as of 12/31/01 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the next 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (IF APPLICABLE) Morningstar Rating metrics.

COMMENTARY
      Mario Gabelli, our Chief Investment Officer, has appeared in the prestigious BARRON'S Roundtable discussion annually since 1980. Many of our readers have enjoyed the inclusion of selected and edited comments from BARRON'S Roundtable in previous reports to shareholders. As is our custom, we are including selected comments of Mario Gabelli from BARRON'S 2002 Roundtable.

--------------------------------------------------------------------------------
                                    BARRON'S
                                   ROUNDTABLE

                                 MARIO GABELLI

                               CHAIRMAN AND CHIEF
                               INVESTMENT OFFICER
                          GABELLI ASSET MANAGEMENT INC.

                       (THE FOLLOWING HAS BEEN EXCERPTED:)

                                PAST AND PRESENTS

Somewhere between these quasi-extremes lies the stuff of which markets are made -- the soaring hopes and quotidian ticks that separate legendary from forgotten investors. That's the stuff we explored for hours upon hours two weeks ago, with 11 of the planet's legendary investment pros and pundits, members all of this year's Barron's Roundtable.
Mario Gabelli of Gabelli Asset Management, rounds out this week's list of luminaries, although his generous musings and snappy asides enliven every Roundtable issue. This year Mario left his loony props home (anyway, tulips are sooooo 20th century). But his unparalleled knowledge of media moguls and their temperamental shares is on full and amusing display.
                                                             -- LAUREN R. RUBLIN

BARRON'S:  Mario, you're up.

GABELLI: Let me point out some qualitative elements. You'll have very good unit volume in 2002. GDP will be up 3%-4%. Productivity gives you a big bounce, given the absence of inventory reduction. For example, GM's actions caused one million cars to be cleaned out of industry inventories. So even with much lower retail sales, production can go up. Secondly, consumers get all the benefits I talked about. They're going to feel good when they get that weekly pay check, where the 2001 tax cuts will finally show up. Just like I feel good when I go out to buy gas. I filled up yesterday for $1.09.

SCHAFER: The whole car?

GABELLI: Then there's what I call the kitchen sink. Corporations not only write off things -- everything including the kitchen sink -- but deliberately do things like reduce production schedules. That is going to reverse itself in 2002. FASB 142 [a new accounting rule that allows companies to quickly write off goodwill] is going to add about 15% to reported earnings. A whole bunch of things will accelerate reported earnings in 2002.

It's nice to know whether S&P operating earnings will be $53 or $58 or $43 or $55 this year. But what about the growth rate beyond 2002, when you normalize the recovery? I look at GDP on a global basis, and my map says 6%-8% profit growth.

GABELLI: To recap, corporate profits will be up very sharply in 2002. Companies everywhere keep cutting costs. Interest rates will go up toward the end of the year, so overall the market will make very little progress. You will also see a lot of deals, particularly in smaller companies, as large companies try to accelerate top-line growth. Without the amortization of goodwill, the propensity to do deals will increase. That's our roadmap -- a lot of little dots that will help specific industries and companies.

Q: WHAT ABOUT IDEAS!

Before I go into stock specifics, though, here's a look at my Hall of Shame. I want to keep Carter Wallace in it, for the hideous way they've treated shareholders. I'd like to add WILLAMETTE INDUSTRIES [Timber rival WEYERHAEUSER has made a hostile bid for the company.]

WITMER: You don't think they're just playing hard to get for a higher price?

GABELLI: Yes, of course they are. But it would have been a lot easier if they didn't have these poison pills. Generically they should be eliminated.

WITMER: They want a couple more dollars.

GABELLI: Absolutely, and they will get it. Meanwhile the stock is back to 46 or 45.

WITMER: So it is a buy, right?

GABELLI: Yes, but I am not recommending it here. That's a different subject. We've seen a round of consolidation in the gas and electric areas over the past several years. Last year there were problems in the California energy market. The independent power producers had problems toward the end of the year. With ENRON and all, things got very confused. In 2002 we think you'll see a reactivation of transactions. I am recommending two companies in this area. One is CH ENERGY GROUP, which operates in New York State. It is the hole in the donut. CH Energy has approximately 16.3 million shares. If you look at a map of New York you will see CON EDISON moving north, through Orange and Rockland counties. CH, or Central Hudson is right next door. Last year the merger of ROCHESTER GAS and ENERGY EAST was approved. NIAGARA MOHAWK is going to be bought by NATIONAL GRID. This is the last independent in a state with consolidation. The company has approximately $300 million in debt and about $300 million in cash, which it got from selling off some of its businesses. It's got a GAAP [generally accepted accounting principles] book value of around $500 million, and statutory book for rate-base purposes of around $250 million. They will earn about $1.75 a share on their rate base and add another dollar to earnings from their oil-delivery business. We think this company is sold at 50% over its current price. Meanwhile you're getting a 5% dividend yield.

WITMER: What is the current price?

GABELLI: It's $44 a share. The operating area is between New York City and Albany. My second company is SOUTHWEST GAS, which I recommended in the past. It operates in Phoenix and Las Vegas. The stock is around 21, and there are about 33 million shares. We think Southwest will get taken out at a price in the mid-30s. Meanwhile on an 82-cent dividend you've got a decent return of about 4%. That provides some kind of ballast.

There were also a lot of transactions last year in cable networks. DISNEY bought FAMILY CHANNEL, and VIACOM bought BLACK ENTERTAINMENT. I want to talk about RAINBOW MEDIA. There is a pot of gold at the end of this Rainbow. The stock trades on the New York Stock Exchange for around 25. There are 131 million shares. This was spun off as a tracking stock from CABLEVISION, and includes the American Movie Classics channel, Bravo and Women's Entertainment, which was formerly the Romance Channel. AT&T had owned 24.5 million shares, and dumped the stock about two months ago as part of its liquidity needs. That stock was sold around 22-23, and has been floating up. The Dolan family owns 21 million of the B shares, which have 10 votes. GE, which is NBC, owns 44 million shares and the rest of us cable shareholders own the balance. Rainbow Media is worth somewhere around 39 today, based on the metrics of comparable companies. We think that grows over the next 3-4 years. Cash flow goes from about $250 million to a billion dollars. There is very little debt. They may have to buy out MGM. The question is, how is Cablevision going to monetize this asset? Meanwhile it is going to grow nicely over the next several years. So Rainbow has a pot of gold at the end of it, and we are buying.

Q: WELL, WHO DO YOU THINK IS GOING TO BUY IT?

GABELLI: Everybody wants it.

MACALLASTER: Maybe [Chairman Charles] Dolan wants it.

GABELLI: I think he will spin off. According to my script he will spin it off with Madison Square Garden and James Dolan [Charles Dolan's son] will run that. That includes the Knicks, the Rangers, the Rockettes, and so on. My second company in the same area is E.W. SCRIPPS. I'm going to talk about three companies in Cincinnati. So those portfolio managers who like to take day trips, Cincinnati is in Ohio.

NEFF: Are you being thematic?

GABELLI: No, just coincidental. Not to keep you in suspense, the others are BROADWING, which has been depressed to 10 from 40, and CHEMED.

MACALLASTER: How about CINCINNATI FINANCIAL?

GABELLI: You had your chance! Scripps' symbol is SSP, and it trades on the New York Stock Exchange. There are 81 million shares. The company is in three terrific areas -- newspapers, television and cable networks. The part that I like is cable networks. The cable networks, for you unwashed, are Home & Garden and the Food Network, and the company is starting up two new ones. We think Scripps is worth over $100 a share.

Q: WHERE IS THE STOCK SELLING NOW?

GABELLI: Around 65-66. The catalyst is a change in the rules by which television and newspapers are regulated. Right now, in theory, as a newspaper you can't have a TV in the same market. We think that rule will change. There will be consolidation in a market and consolidation among TV and newspaper operators.

Q: THIS COMPANY HAS ALREADY MADE ACQUISITIONS.

GABELLI: They have a temporary waiver. Tribune had an exemption when it bought Times Mirror in southern California. You cannot have newspaper/television cross-ownership in the same market under today's rules, though some companies have been grandfathered in. Scripps becomes a yummy because it has wonderful newspapers in markets in which companies want to own properties. Cash flow is terrific. Cash flow is extraordinarily positive today, and becomes even more positive. Cash builds up significantly over the next five years.

Q: APPARENTLY YOU'RE LOOKING FOR A QUICK UPTICK IN ADVERTISING.


GABELLI: I'm in the camp that says you have a consumer-led economic recovery. There is a historic correlation between companies like P&G, earnings, consumer expenditures and advertising. The advertising pricing structure has been damaged in this cycle, but it will recover. And it will do quite well over the next two or three years. Comps [ad-revenue comparisons] will be very easy year to year.


Something exceptional happened: Internet advertising swallowed an awful lot of ad space, but now it's nonexistent.

GABELLI: The last dot.commer disappeared with Super Bowl 2000 and Pets.com. That engine is gone. But you don't need the engine. In 1971 tobacco advertising was taken off the air. Broadcasters lost 6% of ad revenues. Internet advertising also created a blip. The problem, however, is that there were other blips that came at the same time, and the sag was substantial. The advertising media pie, which is around $450 billion, will grow again on a secular basis by 5%, 6%, 7%. That recovery will become very visible starting in the next couple of quarters.

BLACK: I used to own Scripps. We sold it at around 63.

GABELLI: You sold it to me. Sell me more.

BLACK: Mario it's about 13 times enterprise value, which is the most expensive of all the combination newspapers/broadcasters.

GABELLI: My third media recommendation is Liberty Media. The stock is 14, there are 2.6 billion shares outstanding, and a $35 billion market cap. This is a preferred way to participate in all of distribution. They are interconnected with everyone. This is preferred programming basket, like the Asia Fund run by Morgan Stanley or the Africa Fund. You are buying at a discount a collection of assets that is very valuable. [Liberty Chairman John] Malone can energize them and trade pieces, and he does it tax-efficiently.

Returning to Cablevision, I bought a lot more when AT&T sold it. There are 175 million shares, and the Dolan family owns 42 million shares. I couldn't think of a better partner, because they come to work every day and make sure that they grow the franchise and protect it. And one way to protect it is to get the money they need. They are going to have to raise about a billion dollars to fund the conversion to digital cable. Hopefully they will do something creative with their Wiz unit, maybe merge it into Circuit City. They'll keep the theaters. From an EBITDA standpoint, my estimate for 2002 is $1.2 billion, and that will grow to about $2 billion by 2005. So cash flow becomes very positive three years out. They have skinnied the company down to one area -- New York. I was concerned that when [AOL TIME WARNER CEO] Jerry Levin retires and Dick Parsons becomes CEO, he will not be as passionate about owning Cablevision. But with COMCAST buying AT&T's cable properties, when the dust settles either CHARTER or COX COMMUNICATIONS or AOL will step up.

MACALLASTER: Would the government let Time Warner buy Cablevision?


GABELLI: The issue is, will they allow a cable/television cross-ownership situation? If so, Time Warner would go after a big television distribution company, which it doesn't have.

In the broadcasting area there will be another round of consolidation. Meryl recommended Media General last year and I echo it. It's $50 a share, with 23 million shares or a $1.2 billion of market value, and about $800 million of debt. It's not exceptionally well-managed. However, the company has a TV/newspaper combination in Tampa, Florida, that is very attractive. They have some other properties. Over the next 3-4 years earnings will explode to about $4 a share. Maybe we'll get lucky, and get $130 a share for this one.

Q: ANY OTHER MEDIA STORIES?

GABELLI: I was visiting with PAXSON COMMUNICATIONS the other day. Paxson has TV stations which cover about 80% of the U.S. population in terms of TV coverage. The stock is 10. NBC owns a call and warrants, and preferred stock, that gives them 50% of the company. In the fall NBC announced they were buying Telemundo. That could cause some major problems with Paxson because of the FCC's duopoly rules. Clearly, Paxson is for sale. The question is, at what price. They've refinanced debt, and cash flow is about breakeven.

Q: HOW LONG DO YOU HAVE TO WAIT?

GABELLI: You've got about 18 months. I think the FCC changes the rules and allows cross-ownership and duopoly. Paxson is going to come to grips with the fact that NBC bought Telemundo. The ideal thing for Paxson would be for NBC to sell back its position, unwind it.

One last media pick is LIBERTY CORP. LC sells for 41. It's located in South Carolina and is worth about 60. It's got a bunch of TV stations, no debt. However, I have to point out that I am in litigation with the company.

Q: WHAT ARE YOU SUING THEM FOR, OR IS IT THE OTHER WAY AROUND?

GABELLI: They sold an insurance company to ROYAL CANADA. We thought we would vote for the deal only on the premise that they would do a large share buyback, and we asked for dissenters' rights. Now, this is Mario Gabelli, Gabelli Asset Management, in South Carolina courts asking for the dissenters' rights.

Let me give you the Broadwing story. About 3-4 years ago this was known as Cincinnati Bell. It operates the telephone company in Cincinnati, and Ameritech surrounded the territory much like Rochester Telephone was surrounded in upstate New York, or Southern New England Telephone in Connecticut.

             GABELLI'S PICKS

COMPANY          SYMBOL   PRICE (1/7)
--------------------------------------------
CH ENERGY GROUP   CHG       $44.72
--------------------------------------------
SOUTHWEST GAS     SWX        22.60
--------------------------------------------
RAINBOW MEDIA     RMG        26.00
--------------------------------------------
E.W. SCRIPPS      SSP        68.55
--------------------------------------------
LIBERTY MEDIA     L          14.86
--------------------------------------------
CABLEVISION       CVC        46.93
--------------------------------------------
MEDIA GENERAL     MEG        49.82
--------------------------------------------
PAXSON COMMUN     PAX        10.40
--------------------------------------------
LIBERTY           LC         41.51
--------------------------------------------
BROADWING         BRW        10.55
--------------------------------------------
CHEMED            CHE        34.06
--------------------------------------------
GAYLORD ENTMT     GET        24.49
--------------------------------------------
GRUPO TELEVISA    TV         42.51
--------------------------------------------

SOURCE: BLOOMBERG

The company spun off CONVERGYS. Then it bought a company called IXC. Broadwing went to 40 on the hype. Now it has dropped to $10. With 218 million shares, symbol is BRW on the New York Stock Exchange, you are paying $2.2 billion. Debt is a couple of billion dollars. The telephone business, which ALLTEL wants, is still vibrant, and we think it's worth the entire market cap of the company. So you get the balance of the business for free. We think they will sell their yellow-page business, and maybe their wireless business. We hope the board wakes up and says, `Hey, you had a shot and the strategy didn't work. Let's sell to Alltel or Southwest Bell.' In which case we think the company is worth around $17-$18 today, and that that value will grow. Capital expenditures are coming down sharply, and EBITDA in the telephone business gives you a cushion. This is a beat-up stock and there will be another round of consolidation.

MACALLASTER: Does Broadwing pay a dividend?

GABELLI: I don't know. Unlike Ralph Nader I don't think dividends are important. I think he is barking up the wrong tree. It would sap the intellectual energy of Microsoft to pay a dividend.

SAMBERG: They are better off putting the money into Gabelli & Co.

GABELLI: I agree with that. My third company in Cincinnati is Chemed. It has 10 million shares and the stock is 33. You know this company as Roto-Rooter.

COHEN: Let's all sing the song.

CHORUS: Away goes trouble down the drain!

Q: WE TAKE IT YOU KNOW THE PRODUCT.

GABELLI: Roto-Rooter is a wonderful business. Chemed has two or three other businesses. I think they are going to continue to sell off these businesses, which should generate $50 million-$70 million. Earnings are about $1.70, but there is another part of the story that's intriguing to me. Chemed has about a $37 million investment in a company called VITAS HEALTHCARE, a hospice company. I was reading the Odyssey Health Care prospectus and they listed Vitas as their main competitor. I can't get a lot of information, but I'm under the impression that Vitas may be going public, that Chemed will monetize this investment. So pro forma, when the dust settles, they sell off healthcare, they monetize their Vitas position, and you wind up with a company with $100 million of cash, $10 a share, no debt. Roto-Rooter is a good cash generator.

Next, GAYLORD ENTERTAINMENT. It's in Nashville. It has two businesses today, and 33 million shares at $25 each. Gaylord operates Opryland Hotel, and next month opens a new convention-oriented hotel in Orlando, Florida. They have a hotel in Dallas, too. They also own a country music company, which is very attractive. Former management did everything wrong. Now there's a new team. We think the company is worth 45 to 50.

Q: IS THAT ALL?

GABELLI: I've got one more. The census that came out in August of 2000 revealed a major bulge in the Spanish-speaking population in the United States. It's the fastest-growing population which was a surprise to the bureaucrats in
Washington. There are 39 million Hispanics, up from 23.7 in 1990. I'm recommending GRUPO TELEVISA. It's based in Mexico City and dominates the Mexican television market. Think ABC, CBS and NBC all in one. It has 151 million shares, trading at $41, and a $6.3 billion market cap. It's got about a billion dollars of hidden assets net of debt, primarily UNIVISION stock. There's about $700 million of EBITDA that's growing at a double-digit rate. It is a software and programming juggernaut for the Spanish market.

Q: THERE MUST BE A SPANISH WORD FOR JUGGERNAUT.

GABELLI: It is called telenovelas [Spanish-language TV soap operas]. Univision gets the bulk of its programming from telenovelas. It is growing substantially, and for every dollar of advertising revenue it gets, 11% goes to Televisa because they supply the programming. In addition, Mexico doesn't have the same economic advantages as India, or China. But it has very close access to U.S.
markets. If you have a hundred million people there, and a population that is going to grow better than the U.S. average over the next 10 years, and [Mexican President] Vicente Fox hopefully surviving and making structural changes in the country, companies like Televisa can do extraordinarily well.

SAMBERG: (Holds aloft a hand-held device.) So, Mario, how much do you think AOL took as a charge-off? [The news about AOL Time Warner's huge fourth-quarter charge had just crossed the wires.]

GABELLI: Well, not as much as JDS UNIPHASE.

SAMBERG: You are wrong. $40-to-$60 billion. This could be bigger than JDSU. [Last summer JDS Uniphase wrote off roughly $51 billion.]

GABELLI: So, do you want to have a high-low bet?

SAMBERG: When somebody says 40 to 60 it is usually 60.

Q: AT A MINIMUM.

GABELLI: They have a market cap of $140 billion.

FABER: Used to have.

GABELLI: Anyway, I'm done. I picked 13 stocks.

THANK YOU, MARIO.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   EARNINGS + INTEREST RATES + MR. MARKET = ?

BACK
TO
BASICS

[GRAPHIC OF BOOK ENTITLED "SECURITY ANALYSIS" OMITTED.]
1934
BENJAMIN GRAHAM             DAVID L. DODD

[GRAPHIC OF BOOK ENTITLED "THE INTELLIGENT INVESTOR" OMITTED.]
1949
BENJAMIN GRAHAM

[GRAPHIC OF BERKSHIRE HATHAWAY ANNUAL REPORT OMITTED.]
1951
WARREN E. BUFFETT

[GRAPHIC OF BOOK ENTITLED "SECURITY ANALYSIS" OMITTED.]
1988
ROGER F. MURRAY

[GRAPHIC OF BOOK ENTITLED "VALUE INVESTING" OMITTED.]
2001
BRUCE C. N. GREENWALD

EARNINGS, INTEREST RATES, INVESTOR PSYCHOLOGY AND THE STOCK MARKET PREPARED FOR CIGAR AFICIONADO, BY MARIO J. GABELLI

The stock market, as represented by popular indices such as the Dow Jones Industrials or Standard & Poor's 500, can be viewed both as a snapshot and as a motion picture. A recent snapshot has captured equities at their worst. However, "Stock Market, the Movie" has been a long running hit, delivering annualized returns from 1926 through the first ten months of 2001 approximating 11%. So, put your digital camera down, pick up your camcorder, and let's start videotaping the interplay of earnings, interest rates and investor psychology on the post September 11 stock market. But first, let's frame equity investing in the proper perspective.

MR. MARKET

In my opinion,  the single best  description  of prudent  equities  investing is
contained  in  two  short  paragraphs  from  Benjamin  Graham's   classic,   The
Intelligent Investor, published in 1949. I quote:

"Let us close this section with something in the nature of a parable. Imagine that you own a small share of a private company that cost you $1,000. One of your partners, named Mr. Market, is very obliging indeed. Every day he tells you what he thinks your interest is worth and furthermore offers either to buy you out or to sell you an additional interest on that basis. Sometimes his idea of value appears plausible and justified by business developments and prospects as you know them. Often, on the other hand, Mr. Market lets his enthusiasm or his fears run away with him, and the value he proposes seems to you a little short of silly."

"If you are a prudent investor or a sensible businessman, will you let Mr. Market's daily communication determine your view of the value of $1,000 interest in the enterprise? Only in case you agree with him, or in case you want to trade with him. You may be happy to sell out to him when he quotes you a ridiculously high price, and equally happy to buy from him when his price is low. But the rest of the time you will be wiser to form your own ideas of the value of your holdings, based on full reports from the company about its operations and financial position."

It is our, and every prudent investor's job to try to determine the intrinsic value of an individual company or the market as a whole. At any given point in time, intrinsic value is largely a function of earnings and interest rates. Whether stocks trade at, above, or below intrinsic value is a function of investor psychology. Mr. Market is the code name the traditional value investor uses to personify investor psychology.

EARNINGS POWER

The aforementioned Benjamin Graham and his colleague David Dodd, who co-authored Security Analysis, viewed stocks as pieces of businesses to be owned long term, rather than pieces of paper to trade. Consequently, they saw little merit in assessing intrinsic value based on short-term earnings. Instead, they focused on what they termed "earnings power". Earnings power is determined by reviewing a company's earnings history, evaluating the health of its business and its competitive position within its industry, and then projecting a growth rate for future earnings. Were they alive today, Graham and Dodd would be asking the following questions regarding the earnings power of corporate America in a post 9/11 economic environment:

o How bad is bad?

o How long will the difficulties last?

o Are the financial resources available to overcome the challenges?

o How good is good--what happens to earnings growth rates once we emerge from this period of uncertainty?

Let's examine the current environment and try to answer the first three of these questions. The economy is in recession and corporate earnings are anemic. However, dealing from positions of strength--subdued inflation and budget surpluses--the Federal Reserve and federal government are pulling out all the stops to reinvigorate the economy. The Fed has injected massive liquidity into the system and as I write, has cut short-term interest rates 10 times this year, for a total of 4.5% (6.5% to 2%). Perhaps more importantly, the Treasury has announced it will no longer be issuing 30-year bonds. This has brought long-term interest rates down, further fueling the home mortgage refinancing boom that is putting a lot of money in consumer's pockets. Lower long-term interest rates also bring down the financial costs for corporations. This will have a favorable impact on future operating earnings, and eventually encourage business investment. Although there is currently some squabbling between Democrats and Republicans, Congress will pass a substantial economic stimulus package. Our conclusion is that we will experience a relatively modest, short-lived recession, with the economy and corporate earnings starting to recover in the second half of 2002.

How good is good? Corporate America has cut a lot of fat from overhead, creating earnings leverage once demand recovers. Consequently, I think earnings will climb sharply in mid 2002. Over the long-term, I believe earnings growth will approximate 6% - 8%. If earnings recover as I anticipate, lower interest rates will have a beneficial impact on the present value of equity assets.

INTEREST RATES 101

Let's spend a few moments looking at what happens when interest rates decline:

o Reduced Financial Costs. This helps highly leveraged companies by reducing interest outlays.

o Improved Demand. Lower rates help stimulate demand for traditional, interest sensitive economic sectors - residential housing being one key and visible component.

o Focus on Dividends. Clearly, higher-yielding stocks with reasonable growth prospects benefit from investors seeking higher yields than they are getting from savings accounts.

o Higher Asset Values. Lower rates bolster the value of assets.

--------------------------------------------------------------------------------
                              ASSET VALUE SCENARIOS

                                            CASE
                                            ----
                            A                 B                     C
       Rates
                           $10           $10 + $1/YR        $10 growing at 8%
                   -------------------------------------------------------------
       10.0%              $3.86            $7.71               $  8.32
        8.0%              $4.63            $9.26                $10.00

       Case A: What is the present value of $10 ten years from now if interest rates (the discount factor) are ten percent; eight percent?

       Case B: What is the present value of $10, ten years from now if it grows by $1 per year?

       Case C:     What is the present value of $10, ten years from now,
                   growing at 8% per year?
--------------------------------------------------------------------------------

INTEREST RATES AND STOCK PRICES

The dividend discount model, shown below, is a popular quantitative method for valuing stocks. Here, the key variable is the growth rate in dividends.

    P/E =           b
                ----------
    multiple        k-g       Where P/E:  price to earnings
                                      b:  dividend payout rate
                                      k: required rate of return by an investor g: expected growth rate

Briefly, the model values stocks based on the relationship between two crucial inputs: dividend growth and an investor's required rate of return.

Interest rates have declined to levels we have not seen in a long time. Short-term interest rates have not been this low since 1962. The story is similar for long-term interest rates except for a brief period during the LTCM crisis in 1998. The 30-year Treasury bond was first issued in 1978 and it carried a coupon of 8.00%. These were known as the "8s of 08." Today, with a weak economy and the recent decision by the Treasury to halt the sale of 30-year bonds, we are looking at sub 5% yields on long dated Treasury debt. In 1981, the 30-year bond, referred to by some as the "long guy", carried a 15% coupon and 5-year Treasury notes were sold with a coupon of 16.125%. Rising productivity, low inflation, and better fiscal and monetary discipline on the part of the Congress and Federal Reserve System all contributed to the truly incredible slide in interest rates.

Nominal interest rates, comprised of "real" and "inflation" components reflect the time value of money. There is a set schedule regarding the timing and amount of cash flows from a straight bond. You get coupon payments with the highest degree of certainty-at least with U.S. Treasuries-on prescribed dates and your principal paid back at maturity. When you invest in stocks there is uncertainty with respect to the timing and level of the company's cash flow. Uncertainty means risk. Consequently, as a stock investor your expected return (which unfortunately is not always realized) exceeds that which is available from a high quality bond. This incremental return is called the "equity risk premium" and is one reason why interest rates are a very important influence on the general level of stock prices. To value a business, you must make an attempt to calculate the present value of a company's future cash flows.

Generally, low interest rates and low inflation support higher price to earnings (P/E) multiples and thus higher stock prices. The converse is also true. This historical relationship is shown on the chart to the right.

Consequently, rising rates are usually a negative for stocks and declining rates are usually, but not always, a positive. Declining rates may not prevent stock prices from falling if corporate profits are in free fall, a situation we have experienced this year. Similarly, rising rates are not always bad, particularly in the early stages of an economic recovery when sharply rising earnings accompany them. But there is little doubt regarding the connection between the level and direction of interest rates and stock prices. The bull market in stocks that began in August of 1982 and continued for most of the next 17 years, was driven by the combination of falling interest rates and rising profits, albeit the connection was not always in lock-step. It was almost too good to be true as the Dow Jones Industrial Average bolted from about 800 to over 11,000.

The discount rate used to calculate the present value of a company's cash flow stream can be just as important as the earnings themselves. A simple example is to calculate the present value of $10,000, 10 years from now, with interest rates at both 15% and 5%. In a high rate environment, using a 15% discount rate, the $10,000 of earnings a company generates 10 years out, has a present value of $2,472. In contrast, using a 5% discount rate gives the earnings a present value of $6,139. In other words, a promise to receive $10,000 in ten years has a higher value in current dollars when interest rates are low.

Thanks to the mathematics of compounding, lower rates are particularly positive for high growth stocks because the present value of a rapidly rising earnings stream will be higher than the present value of a slower growing earnings stream, everything else being equal.

So the moral of the story is that declining interest rates are good for stocks but even better for "growth" stocks. The current bond yield environment is potentially rocket fuel for quality growth stocks. It is also strong tonic for stocks with reasonably good dividend yields, assuming such dividends are secured by earnings that cover the dividend payments with a healthy margin of safety.

Many years ago most stocks provided dividend yields that exceeded bond yields, making stocks attractive for income generation. Investors were not as comfortable with stocks then and demanded robust dividend payments to induce them to buy stocks. With money market and savings account yields hovering at or even below 2%, many investors can easily increase their income generation by reallocating assets to stocks with current dividend yields in excess of 2%. As dividends grow over time, the investors' income stream will grow in tandem. If income is an investment priority, it's time to think about adding some stocks to the mix.

INVESTOR  PSYCHOLOGY

Of course, intrinsic value and equities pricing are horses of two very different colors. Remember the emotional Mr. Market often values stocks materially above and substantially below intrinsic value. So, investor psychology will have a major impact on market trends in the year ahead.

Are they ready? I think so. Investors are going to have to deal with another quarter or two of ugly earnings and ongoing concern over terrorism--the fear factor that ultimately resulted in a classic "flight to quality" in the third quarter. However, when the political and economic dust settles, fear will likely give way to greed that will not be satisfied by today's anemic returns from bonds and money market funds.

In closing, investors today are faced with an easy choice--fretting over the short-term prospects for the economy and the market, or taking the longer view that recessions and bear markets present excellent long-term investment opportunities. It always takes courage to invest in depressed markets, but if you focus on fundamentally sound businesses trading at bargain prices, your courage is generally rewarded.

INFLATION AND P/E'S BY DECADE

                                                      Average Yearly Price
                   Average CPI       Average P/E           Change S&P
                   -------------------------------------------------------

   1990s              2.9%              20.4                  18.2%
   1980s              5.1%              12.0                  17.5%
   1970s              7.4%              10.9                  5.9%
   1960s              2.5%              17.6                  7.8%

INVESTMENT RESULTS (CLASS A SHARES) (a)


                                                                    Quarter
                                                ------------------------------------------------------------------
                                                    1ST         2ND         3RD          4TH          YEAR
                                                    ---         ---         ---          ---          ----
   2001:  Net Asset Value ....................    $16.24      $17.63      $15.06       $16.43        $16.43
          Total Return .......................     (0.7)%       8.6%      (14.6)%       12.9%          5.4%
----------------------------------------------------------------------------------------------------------------
   2000:  Net Asset Value ....................    $18.70      $18.89      $18.44       $16.13        $16.13
          Total Return .......................     (3.9)%       1.0%       (2.4)%       (2.8)%        (7.9)%
----------------------------------------------------------------------------------------------------------------
   1999:  Net Asset Value ....................    $17.29      $19.58      $18.93       $19.45        $19.45
          Total Return .......................      7.5%       13.2%       (3.3)%       12.1%         31.9%
----------------------------------------------------------------------------------------------------------------
   1998:  Net Asset Value ....................    $16.43      $16.94      $14.71       $16.08        $16.08
          Total Return .......................     14.9%        3.1%      (13.2)%       19.8%         23.2%
----------------------------------------------------------------------------------------------------------------
   1997:  Net Asset Value ....................    $11.63      $14.11      $15.73       $14.30        $14.30
          Total Return .......................      1.0%       21.3%       11.5%         8.6%         48.2%
----------------------------------------------------------------------------------------------------------------
   1996:  Net Asset Value ....................    $12.88      $13.08      $12.63       $11.52        $11.52
          Total Return .......................     10.9%        1.6%       (3.4)%        0.0%          8.7%
----------------------------------------------------------------------------------------------------------------
   1995:  Net Asset Value ....................    $11.41      $11.75      $12.81       $11.61        $11.61
          Total Return .......................      8.8%        3.0%        9.0%         0.3%         22.5%
----------------------------------------------------------------------------------------------------------------
   1994:  Net Asset Value ....................    $11.37      $11.55      $12.43       $10.49        $10.49
          Total Return .......................     (6.0)%       1.6%        7.6%        (2.7)%         0.0%
----------------------------------------------------------------------------------------------------------------
   1993:  Net Asset Value ....................    $11.15      $11.93      $13.92       $12.09        $12.09
          Total Return .......................     10.1%        7.0%       16.7%         1.5%         39.4%
----------------------------------------------------------------------------------------------------------------
   1992:  Net Asset Value ....................    $10.40       $9.84      $10.04       $10.13        $10.13
          Total Return .......................      9.7%       (5.4)%       2.0%         6.4%         12.7%
----------------------------------------------------------------------------------------------------------------
   1991:  Net Asset Value ....................     $9.51       $9.50       $9.57        $9.48         $9.48
          Total Return .......................     11.8%       (0.1)%       0.7%         2.5%         15.3%
----------------------------------------------------------------------------------------------------------------
   1990:  Net Asset Value ....................     $9.23       $9.36       $8.19        $8.51         $8.51
          Total Return .......................     (2.4)%       1.4%      (12.5)%        9.0%         (5.6)%
----------------------------------------------------------------------------------------------------------------
   1989:  Net Asset Value ....................       --          --         --          $9.58         $9.58
          Total Return .......................       --          --         --           2.1%(b)       2.1%(b)
----------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------

          AVERAGE ANNUAL RETURNS DECEMBER 31, 2001 (A)
          --------------------------------------------
                      Class A      Class B      Class C
                      Shares       Shares       Shares
                      ------       -------      -------

 1 Year ...........     5.41%        4.56%       4.58%
                      (0.40)%(c)     0.57%(d)    3.68%(d)
 5 Year ...........    18.54%       18.21%      18.28%
                       17.21%(c)    18.12%(d)   18.28%(d)
 10 Year...........    17.22%       17.06%      17.09%
                       16.56%(c)    17.06%(d)   17.09%(d)
 Life of Fund (b) .    14.82%       14.69%      14.71%
                       14.29%(c)    14.69%(d)   14.71%(d)
-------------------------------------------------------------

                    Dividend History
----------------------------------------------------------
Payment (ex) Date      Rate Per Share   Reinvestment Price
----------------------------------------------------------
December 31, 2001          $0.060           $16.43
December 27, 2001          $0.515           $16.51
December 27, 2000          $1.753           $15.77
December 27, 1999          $1.720           $18.98
December 28, 1998          $1.490           $15.54
December 29, 1997          $2.720           $14.01
December 27, 1996          $1.110           $11.57
December 27, 1995          $1.230           $11.56
December 30, 1994          $1.600           $10.49
December 31, 1993          $2.036           $12.09
December 31, 1992          $0.553           $10.13
December 31, 1991          $0.334           $ 9.48
December 31, 1990          $0.420           $ 8.51
March 19, 1990             $0.120           $ 9.21
December 29, 1989          $0.068           $ 9.58

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class A Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class B Shares and Class C Shares on March 15, 2000. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) From commencement of investment operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
  THE GABELLI VALUE FUND, THE CONSUMER PRICE INDEX + 10% AND THE S&P 500 INDEX

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

            Gabelli Value Fund   Consumer Price    S&P 500
            (Class A Shares)     Index +10%        Index

9/29/89     $ 9,450              $10,000           $10,000
12/89       $ 9,648              $10,338           $10,210
            $ 9,108              $12,003           $ 9,893
12/91       $10,502              $13,571           $12,910
            $11,836              $15,322           $13,556
12/93       $16,510              $17,275           $14,925
            $16,510              $19,464           $15,119
12/95       $20,220              $21,905           $20,803
            $21,979              $24,823           $25,588
12/97       $32,579              $27,727           $34,122
            $40,137              $30,946           $43,915
12/99       $52,949              $34,876           $53,150
            $48,793              $39,549           $48,313
12/01       $51,433              $44,137           $42,569

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

*INCLUDES EFFECT OF MAXIMUM SALES CHARGE OF 5.5%.

AMERICAN HEROES

      In the months following September 11, we have been celebrating American heroes. New York City firefighters, policemen, and emergency service workers have been honored for their bravery and sacrifice. Political leaders such as New York City Mayor Rudy Guiliani, President Bush, Secretary of State Colin Powell, and Secretary of Defense Donald Rumsfeld have been applauded for their adept handling of this crisis. We praise American servicemen who have been risking their lives in Afghanistan to hunt down and capture the terrorists responsible for the tragedy.

      To this list of heroes, we would add the American consumer, who through their collective courage and confidence in the American system, have helped avert what might have become an economic catastrophe. So, let's hear it for everyone who despite all the political and economic uncertainty resulting from horrifying terrorist attacks, went out and bought a new home, or a car, or took their families on vacation, or simply treated their loved ones to a good Christmas. These courageous folks are the reason the American economy has held up so well during these trying times and the people who will lead our economy out of recession in the year ahead.

[PYRAMID GRAPHIC OMITTED.]

EDGAR REPRESENTATION OF TEXT USED IN PRINTED GRAPHIC AS FOLLOWS:
EPS
PMV
MANAGEMENT
CASH FLOW
RESEARCH

AND THEIR ALLIES

      The American consumer has had two important allies. The Federal Reserve Board responded promptly and effectively to the terrorist crisis by injecting a massive dose of liquidity into the financial system and lowering short-term interest rates to levels we haven't seen in forty years. The U.S. Treasury Department announced it would cease issuing 30-year bonds, in the process, bringing longer-term interest rates down and accelerating the home re-financing boom that has provided much of the money consumers have been spending. We also acknowledge the leadership of General Motors, which initiated a brilliant and timely 0% APR financing to "Keep America Rolling." As we prepare this letter, we have to give a demerit to the U.S Congress, which is letting partisan politics get in the way of a second fiscal booster shot, particularly one aimed at bolstering confidence among business leaders.

A NEW BULL MARKET?

      Despite the economy's surprising resilience and the stock market's strong fourth quarter, many investors remain wary as evidenced by the record $2.3 trillion parked in money market funds yielding about 2%. What will it take to bring more investors off the sidelines? An official end to the recession and better corporate earnings. We believe both are right around the corner.

      Economic data released on December 31 revealed widespread improvement in consumer confidence and housing, and even a modest increase in business investment. Growth in unemployment insurance claims also slowed. These are all valid indications the economy is beginning to regain its footing. At issue is just how strong the economic recovery will be. Although inventories have been reduced significantly and there has been a modest up-tick in sales, there is still a great deal of excess capacity in the manufacturing sector. This will likely restrain growth in business investment, forcing the American consumer to continue to shoulder much of the economic load. We believe Gross Domestic Product ("GDP") will be up 3% to 4% in 2002, well above the longer-term growth of 2.5% to 3% we envision. The cut in taxes along with lower oil and fuel will help consumer spending overcome the drag from the stock market's wealth effect and rising unemployment.

      Fortunately, we will not need an especially strong recovery to see significantly better corporate earnings in 2002. Companies in virtually every industry have been aggressively cutting costs. With the exception of pockets in the technology and telecommunications equipment industries, the inventory correction has largely run its course. Corporate interest expense has declined, as have raw materials and energy prices. Corporate America wrote off everything it could get away with in 2001 (we call this the "kitchen sink" effect), and due to Federal Accounting Standard Board (FASB) Rule 142, the "amortization of goodwill" will no longer penalize earnings. Consequently, a modest economic recovery in the year ahead should be magnified in sharply higher reported earnings. Very "easy" earnings comparisons in the first and second quarters of 2002 should help stabilize the market until investors gain confidence that earnings will improve in the second half. In addition, the crisis in confidence arising from "Enron" will result in auditing firms and CFO's cleaning up their numbers (we observe that aggressive accounting will be back - but not in 2002).

THINGS THAT GO BUMP IN THE NIGHT

      Our reasonably upbeat outlook for the economy and the stock market is tempered by our usual laundry list of things to worry about. First and foremost is the potential for another catastrophic terrorist episode (in the U.S. or abroad) that could severely damage consumer and investor psychology.

      Second on our list of concerns are oil and natural gas prices. Declining energy prices have translated into lower gasoline, home heating, and utilities costs for the consumer who we are counting on to lead us out of recession. The Organization of Petroleum Exporting Countries ("OPEC") is currently cutting production and urging other energy producing nations to follow suit. Whether OPEC will succeed in convincing cash strapped producers such as Russia to turn down the tap is debatable. However, the potential for further political upheaval in the Middle East leading to the disruption of oil flow to the developed world is certainly a risk. We hope we get our long needed energy policy.

      Another issue we worry about is the economic health of the rest of the world. The economies of our Latin American trade partners are imperiled by declining commodity prices and in some cases, fiscal and monetary mismanagement. Japan has fallen back into recession and European economic growth has slowed substantially. This is a truly global economy, in which the economic health of any one nation, including the mighty U.S. of A, is to a significant degree dependent on the economic health of the rest of the world. Along these lines, we remain puzzled by the enormous appetites of countries, companies and citizens around the world to hold on to the U.S. dollar despite our history of huge trade deficits.

ALL TOO QUIET ON THE DEAL FRONT

      As is usually the case during recessions and bear markets, merger and acquisition activity slowed considerably in 2001. Fewer deals get done when it is difficult to accurately assess a target company's intermediate-term revenue and profit prospects and/or confidently project the future value of an acquiring company's stock as deal currency. We experienced the same kind of lull in deal activity in the months following the mini-crash of October 1987 and again during the 1990-1991 recession and market correction. However, recessions and declining stock markets usually set the stage for accelerating merger and acquisition activity. The reason is simple--there are more bargains available. Once the economic and market dust settles, these bargains tend to get snapped up in a hurry.

FINANCIAL ENGINEERING - ONE OF OUR CATALYSTS

      A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to take advantage of these developments. Consolidation in a particular industry is one such dynamic. As we have shared with you in previous quarterly letters, the activity in mergers and acquisitions, albeit slow, contributed significantly to the performance of our Fund. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

      In recent quarterly reports, we have discussed at length how and why the deregulation of the media industry (encompassing broadcasting, cable television, CATV and network programming assets, and publishing) should lead to another round of consolidation. We saw only two major media deals in 2001--Vivendi's purchase of USA Networks' USA and Sci-Fi cable channels, and Comcast's pending acquisition of AT&T's cable television assets. But, we see more big deals coming in the year ahead. AOL dropped out of the bidding for AT&T's cable properties, probably due to the belief that a merger of these two cable giants wouldn't survive anti-trust scrutiny. However, we believe AOL is committed to expanding its cable footprint and that Cablevision, one of our largest holdings, could be a target.

      We have also detailed how deregulation combined with rapidly changing economics should lead to increased deal activity in the utilities sector. Due to the California utilities mess and more recently, the collapse of energy trading giant Enron, there has been little deal activity in the utilities sector. We believe this will change in the year ahead as the wholesale energy market stabilizes. Our primary utilities investments are in smaller companies we believe will be targeted by larger competitors.

--------------------------------------------------------------------------------
                              2001 COMPLETED DEALS


                                          NUMBER      AVERAGE COST     CLOSING
   FUND HOLDING                        OF SHARES (a)  PER SHARE (b)   PRICE (c)    CLOSING DATE  % RETURN (d)
   ------------                        -------------  ---------       -----        ------------  --------
   FIRST QUARTER 2001 FINANCIAL ENGINEERING
   ----------------------------------------
   Cablevision Systems Corp., Cl. A       885,000       $13.02         $83.36       03/30/01       540.25%

   SECOND QUARTER 2001 DEALS
   -------------------------
   Litton Industries Inc.                  60,000        78.95          80.33       04/02/01         1.75%
   Berlitz International Inc.             180,000        16.50          16.56       05/31/01         0.36%

   THIRD QUARTER 2001 DEALS
   ------------------------
   Harcourt General Inc.                  120,000        51.58          58.93       07/11/01        14.25%
   Chris-Craft Industries Inc.            725,000        33.53          68.60       07/30/01       104.59%
   Liberty Media Group, Cl. A           2,650,000         8.29          15.76       08/10/01        90.11%

   FOURTH QUARTER 2001 DEALS
   -------------------------
   Carter-Wallace Inc.                    575,000        15.49          20.43       10/01/01        31.89%
   Thermo Electron Corp.                   50,000        18.44          24.06       11/16/01        30.48%
   Ralston Purina Group                 1,200,000        20.45          33.48       12/13/01        63.72%

--------------------------------------------------------------------------------

 (a) Number of shares held by the Fund on the final day of trading for the issuer.
 (b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer. (c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer. (d) Represents average estimated return based on average cost per share and closing price per share.

 NOTE: SEE THE PORTFOLIO OF INVESTMENTS FOR A COMPLETE LISTING OF HOLDINGS.

--------------------------------------------------------------------------------

      We also expect to see accelerating merger and acquisition activity in the currently depressed telecommunications and aerospace industries. The "new kids on the telecom block" are in dire financial circumstances. Valuable telecom assets will be bought for a song by more established players. While we usually count on enhancing portfolio returns through investing in takeover targets, in the wireline telecom arena, we expect to be rewarded by owning the strong that will get stronger as they acquire valuable assets cheap. In the wireless communications sector, we expect some of our holdings to be acquired as this still fragmented industry consolidates. The troubled aerospace industry will experience a classic "shakeout" as companies merge to realize the economies of scale that will allow them to survive in an industry that has been hit particularly hard by the terrorist attacks.

INVESTMENT SCORECARD

      Due to the surprising strength of the auto industry, auto parts stocks such as Genuine Parts Co. and GenCorp performed exceptionally well in 2001. Although the media sector slumped badly through most of the year before recovering in the fourth quarter, we had big winners in Media General and USA Networks. Video rental giant Blockbuster had a blockbuster year. Corporate turnarounds including services conglomerate Cendant Corp. and truck manufacturer Navistar also contributed to performance.

      Telecommunications and telecom equipment holdings such as France Telecom, Corning and Lucent Technologies penalized performance. Metals and mining investments such as Newmont Mining and Placerdome also disappointed.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AT&T CORP. (T - $18.14 - NYSE) provides voice, data and video communications services to large and small businesses, as well as consumers and government entities. AT&T and its subsidiaries furnish domestic and international long distance, regional, local, cable television and Internet services. Recently, the company announced that it would split into four separate companies. As part of the restructuring, AT&T has converted AT&T Wireless from a tracking stock to an asset-based stock and spun it off to AT&T shareholders. AT&T Broadband, which includes cable, is in the process of being acquired by Comcast Corp. (CCZ - $52.26 - NYSE) in a $70 billion transaction that will form the largest cable operator in the country with about 22 million subscribers. The deal is expected to close by the end of 2002. As the result of Comcast merger, AT&T will be left with a significantly de-leveraged balance sheet and two businesses: business services catering to large corporations and consumer operations providing long distance services to about 60 million households. As part of restructuring, the AT&T Consumer business is expected to be distributed to AT&T shareholders as a tracking stock before year-end.

CRANE CO. (CR - $25.64 - NYSE) is a diversified industrial company that focuses on proprietary engineered products in aerospace, fiberboard panels, vending machines, pumps and valves, and industrial controls. In April 2001, Eric Fast became CEO of Crane. He previously served as Co-Head of Global Investment Banking at Salomon Smith Barney and brings to Crane important skills in deal-making, finance and public markets. We believe his appointment is timely, as the company plans to use its free cash flow to augment internal revenue and earnings growth with acquisitions. The combination of higher top line growth, strong balance sheet and free cash flow that could be used for acquisitions, stock repurchase and debt reduction.

GALLAHER GROUP PLC (GLH - $26.95 - NYSE) is a leading regional manufacturer of tobacco products. The company, which had sales of (British Pound)4.45 billion in 2000, is the market leader in the United Kingdom and the Republic of Ireland. Gallaher also has operations in Western Europe, the former Soviet Union and the Pacific Rim. GLH's brands include Benson & Hedges and Silk Cut in the U.K., and Sovereign in the former Soviet Union. The company's ordinary shares trade on the London Stock Exchange and the ADRs, each of which represent four ordinary shares, trade on the New York Stock Exchange. In August of 2000, Gallaher purchased Liggett-Ducat, the leading cigarette manufacturer and distributor in Russia, for $390 million. Gallaher announced in June 2001 that it has agreed to purchase Austrian Republic's 41.13% of Austria Tabak for 85 Euros per share, which will trigger a cash offer for the remaining 58.87%. As of December 20, 2001, the company owns 99.68% of the total issued share capital.

GENERAL MOTORS CORP. (GM - $48.60 - NYSE) is the largest producer of motor vehicles in the world, with unit sales of over 8 million cars, trucks, and commercial vehicles in 2001 alone. The company has operating subsidiaries in North America, Europe, Latin America, and Asia, and equity interests in manufacturers in Europe (Fiat Auto Holdings) and Japan (Isuzu, Suzuki, Subaru). General Motors

Acceptance Corporation provides retail and wholesale financing to consumers and dealers worldwide, as well as vehicle leasing, mortgage, and insurance products. The company's Hughes Electronics (GMH - $15.45 - NYSE) subsidiary provides direct-to-home satellite television services to over 10 million consumers in the U.S. under the DirecTV brand name.

HILTON HOTELS CORP. (HLT - $10.92 - NYSE) is recognized as one of the world's preeminent hospitality companies. Hilton develops, owns, manages and franchises hotels, resorts and vacation ownership properties. Based on the number of hotel rooms, Hilton is the nation's third largest lodging company. Hilton's hotel system includes approximately 2,000 properties totaling over 330,000 rooms worldwide. The Company's hotel brands include Hilton, Hilton Garden Inn, Doubletree, Embassy Suites Hotels, Hampton Inn, Hampton Inn & Suites, Homewood Suites by Hilton, Conrad, and Harrison Conference Centers. Flagship properties include the Waldorf Astoria, the Hilton Chicago, the Hilton Hawaiian Village Beach Resort & Spa, and the Palmer House Hilton. HLT formalized a marketing alliance with the British company Hilton Group plc (HG.L - $3.07 - London Stock Exchange), owner of Hilton International, in January 1997 to reunite the Hilton name worldwide for the first time in over 30 years. Hilton's casino gaming properties were spun-off into a new company, Park Place Entertainment (PPE - $9.17 - NYSE), on December 31, 1998.

NAVISTAR INTERNATIONAL CORP. (NAV - $39.50 - NYSE), with world headquarters outside of Chicago, is a leading North American manufacturer and marketer of medium and heavy trucks and school buses, and a worldwide leader in the manufacture of mid-range diesel engines, produced in a range of 160 to 300 horsepower for the International(R) brand. The company is also a private label designer and manufacturer of diesel engines for the full-size pickup truck and van markets. The company's products, parts and services are sold through a network of 1,000 International(R) brand dealer outlets in the United States, Canada, Brazil and Mexico, and through more than 90 separate dealers in 75 countries. Navistar provides financing for its customers and distributors principally through its wholly-owned subsidiary, Navistar Financial Corporation.

PEPSIAMERICAS INC. (PAS - $13.80 - NYSE) was formed by the merger of Whitman Corporation and PepsiAmericas on November 30, 2000. PepsiAmericas markets, packages and distributes a portfolio of carbonated and non-carbonated beverages, primarily Pepsi-Cola, Dr. Pepper and Seven-Up brands in three regions, the central United States, Central Europe and the Caribbean. PepsiCo owns approximately 36.8% of the common shares outstanding.

SEQUA CORP. (SQA'A - $47.52 - NYSE; SQA'B - $54.00 - NYSE) is a diversified company with businesses in aerospace, pre-paint metal, specialty chemical and printing and cannery equipment. Chromalloy Gas Turbine, Sequa's aerospace business, is the largest independent supplier of overhaul and repair to jet and industrial gas turbine engines. We believe this business is attractive to original equipment engine manufacturers like General Electric Co. (GE - $40.08 -
NYSE) and Pratt & Whitney who are looking to grow their replacement parts business. With roughly $800 million in revenues, we estimate Chromalloy's private market value to be near the entire public value of Sequa.

TELEPHONE & DATA SYSTEMS INC. (TDS - $89.75 - AMEX) provides mobile and local phone services to 3.6 million customers in 35 states. TDS conducts its cellular operations through an 81% owned United States Cellular Corp. (USM - $45.25 -
AMEX) and its wireline telephone operations through its wholly owned TDS Telecommunications Corp. ("TDS Telecom") subsidiary, a full-service local exchange carrier. Having completed a merger of its 82%-owned PCS subsidiary Aerial Communications with VoiceStream Wireless Corp., which was acquired by Deutsche Telekom (DT - $16.90 - NYSE), a former German phone monopoly, TDS now owns 131.6 million shares of Deutsche Telekom valued at $2 billion. As part of the VoiceStream/Deutsche Telekom deal, TDS also received $570 million in cash.

VIACOM INC. (VIA - $44.25 - NYSE) is a diversified media company with businesses across many media platforms. The firm operates cable networks (including VH1, MTV, Showtime and Nickelodeon), television networks and stations (including the CBS and UPN Television networks and numerous affiliated TV stations in major markets), major market radio stations and outdoor advertising (through Infinity Broadcasting), a movie studio (Paramount), a publishing house (Simon and Schuster), amusement parks (Paramount Parks) and video rental operations (Blockbuster Inc). The company focuses on high growth businesses and aims to deliver cash flow growth that is above the industry average.

WILLAMETTE INDUSTRIES INC. (WLL - $52.12 - NYSE) has taken several turns in its defense against Weyerhaeuser Industries' (WY - $54.08 - NYSE) hostile offer for the company. After Weyerhaeuser raised its offer to $55 per share in early December, the Willamette board continued to reject the proposal as inadequate. Willamette threatened to use the "scorched earth" takeover defense by entering into talks to buy the building products division of Georgia Pacific (GP - $27.61
- NYSE). However, after weeks of negotiations with Georgia Pacific, on January 21, Willamette announced that it had ended talks with Georgia Pacific and had agreed in principle to a deal in which Weyerhaeuser would pay $55.50 per share for all outstanding shares of Willamette. The transaction is subject to the negotiation of a definitive merger agreement and approval by the Weyerhaeuser and Willamette boards of directors. This new agreement should bring an end to the one of the most controversial takeover fights in recent memory.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                         WHO                                   WHEN
                         ---                                   ----
      Special Chats:     Mario J. Gabelli                      First Monday of each month
                         Howard Ward                           First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                          FEBRUARY                             MARCH                             APRIL
                          --------                             -----                             -----
      1st Wednesday       Charles Minter & Martin Weiner       Henry van der Eb                  Susan Bryne
      2nd Wednesday       Ivan Arteaga                         Walter Walsh & Laura Linehan      Lynda Calkin
      3rd Wednesday       Tim O'Brien                          Tim O'Brien                       Caesar Bryan
      4th Wednesday       Barbara Marcin                       Barbara Marcin                    Barbara Marcin


      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      2001 has been a year most would like to forget. For the first time since Pearl Harbor America has been attacked and suffered substantial casualties. We have been forced into what will be a long and costly war against terrorism. Many Americans lost their jobs as the overheated economy came to an abrupt standstill. Yet, we have survived and both the resilient economy and rebounding stock market are pointing to a better year ahead. We wish all our shareholders a Happy New Year, with growing confidence that 2002 will be just that.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

                                                   Sincerely,

                                                   /S/ MARIO J. GABELLI

                                                   MARIO J. GABELLI, CFA
                                                   Portfolio Manager and
                                                   Chief Investment Officer

February 1, 2002

--------------------------------------------------------------------------------
                       SELECTED HOLDINGS
                       DECEMBER 31, 2001
                       -----------------

AT&T Corp.                           Navistar International Corp.
Crane Co.                            PepsiAmericas Inc.
Gallaher Group plc                   Sequa Corp.
General Motors Corp.                 Telephone & Data Systems Inc.
Hilton Hotels Corp.                  Willamette Industries Inc.

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                     MARKET
    SHARES                                            COST           VALUE
    ------                                            ----           ------


             COMMON STOCKS -- 88.6%
             AEROSPACE -- 0.5%
    140,000  Lockheed Martin Corp. ........       $  2,955,750    $  6,533,800
                                                  ------------    ------------
             AGRICULTURE -- 1.0%
    900,000  Archer-Daniels-Midland Co. ...         10,663,925      12,915,000
                                                  ------------    ------------
             AUTOMOTIVE -- 0.3%
     70,000  General Motors Corp. .........          3,650,487       3,402,000
                                                  ------------    ------------
             AUTOMOTIVE: PARTS AND ACCESSORIES -- 2.0%
    180,000  Dana Corp. ...................          4,360,422       2,498,400
    740,000  GenCorp Inc. .................          7,743,988      10,441,400
    191,000  Genuine Parts Co. ............          4,358,644       7,009,700
    232,500  Modine Manufacturing Co. .....          7,197,087       5,424,225
                                                  ------------    ------------
                                                    23,660,141      25,373,725
                                                  ------------    ------------
             AVIATION: PARTS AND SERVICES -- 0.2%
     72,200  Barnes Group Inc. ............          1,438,428       1,732,078
        500  Curtiss-Wright Corp. .........             23,498          23,875
      4,200  Curtiss-Wright Corp., Cl. B ..            191,170         195,300
    250,000  Fairchild Corp., Cl. A+ ......          2,538,698         725,000
                                                  ------------    ------------
                                                     4,191,794       2,676,253
                                                  ------------    ------------
             BROADCASTING -- 2.9%
    150,000  Ackerley Group Inc.+ .........          2,261,450       2,625,000
    175,000  Gray Communications
               Systems Inc., Cl. B ........          2,464,724       1,818,250
    706,000  Liberty Corp. ................         30,581,202      29,051,900
    340,000  Paxson Communications
               Corp.+ .....................          3,135,875       3,553,000
     19,000  Young Broadcasting Inc.,
               Cl. A+ .....................            361,180         341,050
                                                  ------------    ------------
                                                    38,804,431      37,389,200
                                                  ------------    ------------
             BUSINESS SERVICES -- 1.6%
  1,000,000  Cendant Corp.+ ...............          9,492,311      19,610,000
     18,000  National Processing Inc.+ ....            181,258         585,000
                                                  ------------    ------------
                                                     9,673,569      20,195,000
                                                  ------------    ------------
             CABLE -- 5.7%
  1,145,500  Cablevision Systems Corp.,
               Cl. A+ .....................         20,553,360      54,353,975
    730,000  Rainbow Media Group+ .........          8,119,020      18,031,000
                                                  ------------    ------------
                                                    28,672,380      72,384,975
                                                  ------------    ------------
             COMMUNICATIONS EQUIPMENT -- 1.2%
    350,000  Corning Inc. .................          3,115,507       3,122,000
    200,000  Lucent Technologies Inc.+ ....          1,516,165       1,258,000
    600,000  Motorola Inc. ................          8,282,952       9,012,000
    200,000  Nortel Networks Corp. ........          1,498,610       1,500,000
     45,000  Scientific-Atlanta Inc. ......            414,584       1,077,300
                                                  ------------    ------------
                                                    14,827,818      15,969,300
                                                  ------------    ------------


                                                                     MARKET
    SHARES                                            COST           VALUE
    ------                                            ----           ------

             COMPUTER HARDWARE -- 0.1%
     55,000  Hewlett-Packard Co. ..........       $ 1,697,983     $  1,129,700
                                                  ------------    ------------
             COMPUTER SOFTWARE AND SERVICES -- 0.2%
    200,000  EMC Corp.+ ...................          3,259,618       2,688,000
                                                  ------------    ------------
             CONSUMER PRODUCTS -- 2.1%
    340,101  Energizer Holdings Inc.+ .....          6,763,764       6,478,924
    135,000  Gallaher Group plc, ADR ......          3,201,495       3,638,250
    220,000  Gillette Co. .................          6,706,533       7,348,000
        500  Givaudan SA ..................            135,440         152,383
    200,000  Hartmarx Corp.+ ..............          1,161,485         330,000
     33,000  National Presto Industries
               Inc. .......................          1,081,437         915,750
     30,000  Procter & Gamble Co. .........          1,870,089       2,373,900
     43,000  Syratech Corp.+(b) ...........            993,791          29,025
    400,000  Wolverine World Wide Inc. ....          4,803,099       6,020,000
                                                  ------------    ------------
                                                    26,717,133      27,286,232
                                                  ------------    ------------
             CONSUMER SERVICES -- 0.8%
    490,000  Rollins Inc. .................          8,476,687       9,800,000
                                                  ------------    ------------
             DIVERSIFIED INDUSTRIAL -- 2.9%
     50,000  Ampco-Pittsburgh Corp. .......            250,017         537,500
    175,000  Cooper Industries Inc. .......          8,188,375       6,111,000
    260,000  Crane Co. ....................          6,726,497       6,666,400
    180,000  GenTek Inc.+ .................          1,762,426         307,800
     50,000  Harbor Global Co. Ltd. .......            203,321         352,500
    520,000  Honeywell Inc. ...............         18,825,518      17,586,400
     70,000  ITT Industries Inc. ..........          2,290,118       3,535,000
    234,000  Katy Industries Inc.+ ........          2,060,075         800,280
     75,000  Lamson & Sessions Co.+ .......            574,845         393,750
    190,000  WHX Corp.+ ...................          1,200,729         292,600
                                                  ------------    ------------
                                                    42,081,921      36,583,230
                                                  ------------    ------------
             ELECTRONICS -- 1.0%
     50,000  Thermo Electron Corp.+ .......            825,554       1,193,000
    570,000  Thomas & Betts Corp. .........         11,328,914      12,055,500
                                                  ------------    ------------
                                                    12,154,468      13,248,500
                                                  ------------    ------------
             ENERGY AND UTILITIES -- 2.7%
    303,000  Conectiv Inc. ................          5,661,383       7,420,470
     60,000  Conoco Inc. ..................          1,610,097       1,698,000
  1,000,000  Halliburton Co. ..............         13,168,940      13,100,000
     60,000  Kerr-McGee Corp. .............          3,199,198       3,288,000
    110,000  NiSource Inc.+ ...............            220,000         255,200
    300,000  Northeast Utilities ..........          5,566,500       5,289,000
     95,200  Progress Energy Inc. .........             49,504          41,888
    159,000  Southwest Gas Corp. ..........          3,094,100       3,553,650
                                                  ------------    ------------
                                                    32,569,722      34,646,208
                                                  ------------    ------------

                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                     MARKET
    SHARES                                            COST           VALUE
    ------                                            ----           ------

             COMMON STOCKS (CONTINUED)
             ENTERTAINMENT -- 15.0%
    214,000  GC Companies Inc.+ ...........      $     233,260    $     49,220
    150,000  Grupo Televisa SA, ADR+ ......          4,938,835       6,477,000
  3,700,000  Liberty Media Corp., Cl. A+ ..         36,248,059      51,800,000
  1,005,000  USA Networks Inc.+ ...........          6,373,372      27,446,550
  1,980,000  Viacom Inc., Cl. A+ ..........         31,617,097      87,615,000
    318,000  Vivendi Universal SA, ADR ....         22,578,495      17,105,220
     60,000  World Wrestling Federation
               Entertainment Inc.+ ........            768,888         789,000
                                                 -------------    ------------
                                                   102,758,006     191,281,990
                                                 -------------    ------------
             ENVIRONMENTAL SERVICES -- 1.2%
    100,000  Republic Services Inc.+ ......          1,577,577       1,997,000
    440,000  Waste Management Inc. ........          7,672,163      14,040,400
                                                 -------------    ------------
                                                     9,249,740      16,037,400
                                                 -------------    ------------
             EQUIPMENT AND SUPPLIES -- 5.2%
    200,000  CIRCOR International Inc.+ ...          2,070,575       3,690,000
     53,000  Deere & Co. ..................          1,653,304       2,313,980
    330,000  Flowserve Corp.+ .............          5,228,399       8,781,300
    130,000  Gerber Scientific Inc. .......          1,035,389       1,209,000
    790,000  Navistar International
               Corp.+ .....................         21,336,421      31,205,000
     75,500  Sequa Corp., Cl. A+ ..........          2,726,394       3,587,760
     27,000  Sequa Corp., Cl. B+ ..........          1,337,820       1,458,000
      5,000  SL Industries Inc. ...........             33,150          29,250
    150,000  Sybron Dental Specialties
               Inc.+ ......................          2,775,591       3,237,000
    395,000  UCAR International Inc.+ .....          5,711,846       4,226,500
    420,000  Watts Industries Inc., Cl. A .          5,235,511       6,300,000
                                                 -------------    ------------
                                                    49,144,400      66,037,790
                                                 -------------    ------------
             FINANCIAL SERVICES -- 1.5%
    370,000  American Express Co. .........         12,764,184      13,205,300
     30,000  Deutsche Bank AG, ADR+ .......          1,995,235       2,104,500
    190,000  Phoenix Companies Inc.+ ......          3,016,097       3,515,000
                                                 -------------    ------------
                                                    17,775,516      18,824,800
                                                 -------------    ------------
             FOOD AND BEVERAGE -- 4.9%
     30,000  Coca-Cola Enterprises Inc. ...            458,238         568,200
    285,000  Corn Products International
               Inc. .......................          7,525,021      10,046,250
    220,000  Diageo plc, ADR ..............          8,430,987      10,179,400
    300,000  Flowers Foods Inc.+ ..........          6,208,980      11,976,000
    120,000  Heinz (H.J.) Co. .............          4,865,587       4,934,400
    130,000  Kerry Group plc, Cl. A .......          1,478,133       1,591,203
  1,410,000  PepsiAmericas Inc. ...........         17,928,928      19,458,000
     70,000  PepsiCo Inc. .................          3,114,802       3,408,300
                                                  ------------    ------------
                                                    50,010,676      62,161,753
                                                  ------------    ------------

                                                                     MARKET
    SHARES                                            COST           VALUE
    ------                                            ----           ------

             HEALTH CARE -- 0.2%
     75,000  Apogent Technologies Inc.+ ...      $   1,552,108    $  1,935,000
      7,305  Viasys Healthcare Inc. .......             96,544         147,634
                                                  ------------    ------------
                                                     1,648,652       2,082,634
                                                  ------------    ------------
             HOTELS AND GAMING -- 3.0%
    525,000  Aztar Corp.+ .................          4,056,942       9,607,500
    300,000  Gaylord Entertainment Co.+ ...          8,567,401       7,380,000
  3,400,000  Hilton Group plc .............         12,697,525      10,441,133
  1,020,000  Hilton Hotels Corp. ..........          9,914,164      11,138,400
                                                  ------------    ------------
                                                    35,236,032      38,567,033
                                                  ------------    ------------
             METALS AND MINING -- 1.2%
    341,500  Barrick Gold Corp. ...........          3,250,557       5,446,925
    410,000  Echo Bay Mines Ltd.+ .........            848,510         217,300
    395,000  Newmont Mining Corp. .........          6,840,727       7,548,450
    220,000  Placer Dome Inc. .............          2,090,650       2,400,200
    365,000  Royal Oak Mines Inc.+ ........            533,235           1,132
    350,000  TVX Gold Inc.+ ...............            645,031         150,500
                                                  ------------    ------------
                                                    14,208,710      15,764,507
                                                  ------------    ------------
             PAPER AND FOREST PRODUCTS -- 3.0%
    470,000  Pactiv Corp.+ ................          4,691,222       8,342,500
    150,000  Westvaco Corp. ...............          4,186,276       4,267,500
    500,000  Willamette Industries Inc. ...         23,270,280      26,060,000
                                                  ------------    ------------
                                                    32,147,778      38,670,000
                                                  ------------    ------------
             PUBLISHING -- 8.9%
    242,000  Belo Corp., Cl. A ............          4,208,152       4,537,500
  1,595,000  Media General Inc., Cl. A ....         31,955,719      79,478,850
     90,000  Meredith Corp. ...............          1,800,032       3,208,500
    240,000  Penton Media Inc. ............          2,446,650       1,502,400
    150,000  PRIMEDIA Inc.+ ...............            609,105         652,500
    270,000  Reader's Digest
               Association Inc., Cl. B ....          6,562,149       6,048,000
    160,000  Scripps (E.W.) Co., Cl. A ....         10,555,568      10,560,000
    200,000  Tribune Co. ..................          7,722,619       7,486,000
                                                  ------------    ------------
                                                    65,859,994     113,473,750
                                                  ------------    ------------
             REAL ESTATE -- 1.1%
    640,000  Catellus Development
               Corp.+ .....................          8,466,307      11,776,000
    130,000  Griffin Land & Nurseries
               Inc.+ ......................          1,463,689       1,769,300
                                                  ------------    ------------
                                                     9,929,996      13,545,300
                                                  ------------    ------------
             RETAIL -- 2.4%
    150,000  Albertson's Inc. .............          4,334,322       4,723,500
  1,278,900  AutoNation Inc.+ .............         11,740,691      15,768,837
     10,000  Blockbuster Inc., Cl. A ......             81,125         252,000
     50,000  Burlington Coat Factory
               Warehouse Corp. ............            743,112         840,000


                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                                     MARKET
    SHARES                                            COST           VALUE
    ------                                            ----           ------
             COMMON STOCKS (CONTINUED)
             RETAIL (CONTINUED)
    120,000  Ingles Markets Inc., Cl. A ..     $    1,440,810  $    1,434,000
    130,000  Lillian Vernon Corp. .........          1,868,815         864,500
    250,000  Neiman Marcus Group Inc.,
               Cl. B+ .....................          6,582,294       7,425,000
                                                --------------  --------------
                                                    26,791,169      31,307,837
                                                --------------  --------------
             SATELLITE -- 0.5%
    350,000  General Motors Corp.,
               Cl. H+ .....................          9,483,379       5,407,500
    320,000  Loral Space &
               Communications Ltd.+ .......          1,310,423         956,800
                                                --------------  --------------
                                                    10,793,802       6,364,300
                                                --------------  --------------
             SPECIALTY CHEMICALS -- 1.5%
    305,000  Ferro Corp. ..................          5,880,868       7,869,000
  1,000,000  Hercules Inc.+ ...............         15,900,014      10,000,000
     55,000  Rohm and Haas Co. ............          1,480,925       1,904,650
                                                --------------  --------------
                                                    23,261,807      19,773,650
                                                --------------  --------------
             TELECOMMUNICATIONS -- 6.2%
  2,200,000  AT&T Corp. ...................         40,723,281      39,908,000
    550,000  Broadwing Inc.+ ..............          4,808,997       5,225,000
     40,000  CenturyTel Inc. ..............          1,401,610       1,312,000
    250,000  Citizens Communications
               Co.+ .......................          3,034,088       2,665,000
    190,662  Commonwealth Telephone
               Enterprises Inc.+ ..........          3,905,268       8,675,121
     15,000  France Telecom SA, ADR .......            519,822         599,850
    200,000  Rogers Communications
               Inc., Cl. B, ADR+ ..........          3,324,238       3,360,000
    800,000  Sprint Corp. - FON Group .....         17,331,410      16,064,000
    100,000  WorldCom Inc. - MCI Group ....          1,360,831       1,270,000
                                                --------------  --------------
                                                    76,409,545      79,078,971
                                                --------------  --------------
             WIRELESS COMMUNICATIONS -- 7.6%
    550,001  AT&T Wireless Services
               Inc.+ ......................          9,438,535       7,903,514
    830,000  Nextel Communications Inc.,
               Cl. A+ .....................         13,679,278       9,096,800
    390,000  Rogers Wireless
               Communications Inc., Cl. B+           6,027,682       5,674,500
    220,000  Sprint Corp. - PCS Group+ ....          6,448,186       5,370,200
  1,200,000  Telecom Italia Mobile SpA ....          7,604,113       6,699,195
    695,000  Telephone & Data Systems
               Inc. .......................         31,961,981      62,376,250
                                                --------------  --------------
                                                    75,159,775      97,120,459
                                                --------------  --------------
             TOTAL COMMON
               STOCKS .....................        864,443,425   1,132,313,297
                                                --------------  --------------


                                                                     MARKET
    SHARES                                            COST           VALUE
    ------                                            ----           ------

             PREFERRED STOCKS -- 1.0%
             PUBLISHING -- 1.0%
    460,000  News Corp. Ltd., Pfd., ADR ...     $   13,840,021  $   12,171,600
                                                --------------  --------------

 PRINCIPAL
  AMOUNT
----------

             REPURCHASE AGREEMENT -- 3.6%
$45,876,000  Agreement with State
               Street Bank & Trust Co.,
               1.600%, dated 12/31/01,
               due 01/02/02, proceeds
               at maturity
               $45,880,078(a) .............         45,876,000      45,876,000
                                                --------------  --------------

             U.S. GOVERNMENT OBLIGATIONS -- 7.3%
 93,500,000  U.S. Treasury Bills, 1.640%
               to 2.180%++, 01/03/02 to
               03/28/02(c)                          93,226,162      93,231,536
                                                --------------  --------------
             TOTAL
               INVESTMENTS -- 100.5% ......     $1,017,385,608   1,283,592,433
                                                ==============
             OTHER ASSETS AND
               LIABILITIES (NET) -- (0.5)% ...................      (5,942,087)
                                                                --------------
             NET ASSETS -- 100.0% ............................  $1,277,650,346
                                                                ==============

   NUMBER OF                                    EXPIRATION DATE/    MARKET
   CONTRACTS       ISSUE                        EXERCISE PRICE      VALUE
   ---------       -----                        ----------------    ------

             CALL OPTIONS WRITTEN
      1,000  USA Networks Inc. ............       Jan. 02/25    $      270,000
                                                                ==============
  --------------
             For Federal tax purposes:
             Aggregate cost ..................................  $1,021,053,248
                                                                ==============
             Gross unrealized appreciation
                on investments ...............................  $  322,292,519
             Gross unrealized depreciation
                on investments ...............................     (59,753,334)
                                                                --------------
             Net unrealized appreciation on investments ......  $  262,539,185
                                                                ==============

  --------------
(a) Collateralized by U.S. Treasury Bond, 6.875%, due 08/15/25, market value $46,796,642.
(b)    Securities  fair  valued  under  procedures  established  by the Board of
       Directors.
(c) At December 31, 2001, $1,200,000 of the principal was pledged as collateral for written options.
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt.

                 See accompanying notes to financial statements.

                           THE GABELLI VALUE FUND INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $1,017,385,608) ..........     $ 1,283,592,433
  Cash .................................................                 733
  Receivable for investments sold ......................          10,445,192
  Receivable for Fund shares sold ......................           2,131,755
  Dividends and interest receivable ....................             655,774
  Other assets .........................................              17,932
                                                             ---------------
  TOTAL ASSETS .........................................       1,296,843,819
                                                             ---------------
LIABILITIES:
  Call options written, at fair value
    (premiums received $246,992) .......................             270,000
  Dividends payable ....................................             374,715
  Payable for investments purchased ....................          12,351,483
  Payable for Fund shares redeemed .....................           4,191,160
  Payable for investment advisory fees .................           1,032,727
  Payable for distribution fees ........................             399,411
  Other accrued expenses ...............................             573,977
                                                             ---------------
    TOTAL LIABILITIES ..................................          19,193,473
                                                             ---------------
    NET ASSETS applicable to 77,780,513
    shares outstanding .................................     $ 1,277,650,346
                                                             ===============
NET ASSETS CONSIST OF:
  Capital stock, at par value ..........................     $        77,781
  Additional paid-in capital ...........................       1,015,064,009
  Accumulated net realized loss on investments,
    futures contracts and foreign
    currency transactions ..............................          (3,675,261)
  Net unrealized appreciation on investments
  and foreign currency transactions ....................         266,183,817
                                                             ---------------
  TOTAL NET ASSETS .....................................     $ 1,277,650,346
                                                             ===============
SHARES OF CAPITAL STOCK:
   CLASS A:
   Shares of capital stock outstanding
     ($0.001 par value, 150,000,000
     shares authorized) ................................          77,184,507
                                                             ===============
   Net Asset Value and redemption price per share ......              $16.43
                                                                      ======
   Maximum sales charge ................................                5.50%
                                                                        ====
   Maximum offering price per share (NAV / 0.945,
     based on maximum sales charge of 5.5%
     of the offering price at December 31, 2001) .......              $17.39
                                                                      ======
   CLASS B:
   Shares of capital stock outstanding
     ($0.001 par value, 100,000,000
     shares authorized) ................................             339,269
                                                                     =======
   Net Asset Value, offering and redemption
     price per share ...................................              $16.23(a)
                                                                      ======
   CLASS C:
   Shares of capital stock outstanding
     ($0.001 par value, 50,000,000
     shares authorized) ................................             256,737
                                                                     =======
   Net Asset Value, offering and redemption
     price per share ...................................              $16.24(a)
                                                                      ======

(a) Redemption price varies based on length of time held.


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $194,573) .................   $  8,818,244
  Dividends from affiliated issuers ............................      1,099,186
  Interest .....................................................      3,603,979
                                                                   ------------
  TOTAL INVESTMENT INCOME ......................................     13,521,409
                                                                   ------------
EXPENSES:
  Investment advisory fees .....................................     12,312,038
  Distribution fees ............................................      3,125,754
  Shareholder services fees ....................................      1,190,456
  Legal and audit fees .........................................         59,886
  Registration fees ............................................         67,621
  Shareholder communications expenses ..........................        311,081
  Directors' fees ..............................................         67,799
  Custodian fees ...............................................        136,900
  Miscellaneous expenses .......................................         49,011
                                                                   ------------
  TOTAL EXPENSES ...............................................     17,320,546
                                                                   ------------
  LESS CUSTODIAN FEE CREDIT ....................................        (42,892)
                                                                   ------------
  NET EXPENSES .................................................     17,277,654
                                                                   ------------
  NET INVESTMENT LOSS ..........................................     (3,756,245)
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS, FOREIGN CURRENCY
   TRANSACTIONS, PUT OPTIONS PURCHASED,
  SECURITIES SOLD SHORT TRANSACTIONS
  AND FUTURES TRANSACTIONS:
  Net realized gain on investments,
    foreign currency, call options and
    futures transactions .......................................     44,437,915
  Net realized gain on investments in
    securities of affiliated issuers ...........................        770,815
  Net change in unrealized appreciation/
    depreciation on investments, foreign
    currency, call options and futures transactions.............     18,913,967
                                                                   ------------
  NET REALIZED AND UNREALIZED GAIN ON
    INVESTMENTS, FOREIGN CURRENCY,
    CALL OPTIONS AND FUTURES TRANSACTIONS ......................     64,122,697
                                                                   ------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ............................................   $ 60,366,452
                                                                   ============

                 See accompanying notes to financial statements.

                           THE GABELLI VALUE FUND INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED          YEAR ENDED
                                                                               DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                               -----------------   -----------------

OPERATIONS:
  Net investment loss                                                          $   (3,756,245)      $   (1,727,618)
  Net realized gain on investments, foreign currency, call options and
    futures transactions ...................................................       45,208,730          114,248,631
  Net change in unrealized appreciation/depreciation of investments,
    foreign currency, call options and futures transactions ................       18,913,967         (211,338,522)
                                                                               --------------       --------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  60,366,452          (98,817,509)
                                                                               --------------       --------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments
    Class A ................................................................      (43,263,768)        (114,137,669)
    Class B ................................................................         (183,177)             (65,037)
    Class C ................................................................         (142,067)             (55,725)
                                                                               --------------       --------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ......................................      (43,589,012)        (114,258,431)
                                                                               --------------       --------------
CAPITAL SHARE TRANSACTIONS:
    Class A ................................................................       92,848,807          165,657,514
    Class B ................................................................        4,967,240              779,148
    Class C ................................................................        3,724,893              650,800
                                                                               --------------       --------------
  Net increase in net assets from capital share transactions ...............      101,540,940          167,087,462
                                                                               --------------       --------------
  NET INCREASE (DECREASE) IN NET ASSETS ....................................      118,318,380          (45,988,478)
                                                                               --------------       --------------

    NET ASSETS:
  Beginning of period ......................................................    1,159,331,966        1,205,320,444
                                                                               --------------       --------------
  End of period ............................................................   $1,277,650,346       $1,159,331,966
                                                                               ==============       ==============


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. ORGANIZATION. The Gabelli Value Fund Inc. (the "Fund") was organized on July 20, 1989 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on September 29, 1989.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no

                 See accompanying notes to financial statements.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The option activity for the Fund for the year ended December 31, 2001 was as follows:

                                                      NUMBER OF
CALL OPTIONS                                           CONTRACTS    PREMIUMS
---------------------                                 ----------    --------
Options outstanding at December 31, 2000                   --             --
Options written during the period                       1,000       $246,992
Options closed during the period                           --             --
                                                        -----      ---------
Options outstanding at December 31, 2001                1,000       $246,992
                                                        =====       ========

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

For the year ended December 31, 2001, reclassifications were made to decrease net investment loss for $3,756,245 and decrease accumulated net realized gain on investments, futures contracts and foreign currency transactions for $3,788,385 with an offsetting adjustment to additional paid-in capital.

The tax character of distributions paid during the fiscal year ended December 31, 2001 were as follows:

          DISTRIBUTIONS PAID FROM:
          Ordinary income
             (inclusive of short term capital gains) .   $ 2,368,351
          Net long term capital gains ................    41,220,661
                                                         -----------
          Total taxable distributions paid ...........   $43,589,012
                                                         ===========

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties.

As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:

          Net unrealized appreciation ................   $262,508,556
                                                         ------------
          Total accumulated earnings .................   $262,508,556
                                                         ============

DETERMINATION OF NET ASSET VALUE AND CALCULATION OF EXPENSES. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are solely borne by the class incurring the expense.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $3,077,179 for Class A Shares, or 0.25% of average daily net assets, the annual limitation under the Plan. Class B and Class C Shares incurred distribution and service costs of $26,864 and $21,711, respectively, or 1.00% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2001, other than short-term securities, aggregated $444,517,118 and $335,516,762, respectively.

THE GABELLI VALUE FUND INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2001, the Fund paid brokerage commissions of $1,437,844 to Gabelli & Company, Inc. and its affiliates. During the year ended December 31, 2001, Gabelli & Company, Inc. informed the Fund that it received $400,076 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

7. MULTIPLE CLASSES OF SHARES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of two additional classes of shares of the Fund - Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class A Shares. In addition, the Board approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class A Shares). The New Share Classes were offered to the public as of March 1, 2000. Class A Shares are subject to a maximum front-end sales charge of 5.50%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

8. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                               YEAR ENDED                       YEAR ENDED
                                                            DECEMBER 31, 2001                DECEMBER 31, 2000
                                                      ---------------------------      ----------------------------
                                                        SHARES          AMOUNT           SHARES           AMOUNT
                                                      ----------     ------------      -----------    -------------

                                                                 CLASS A                          CLASS A
                                                      ---------------------------      ----------------------------
Shares sold ...................................       14,566,086     $245,226,209       15,950,464    $ 296,432,425
Shares issued upon reinvestment of dividends ..        2,408,194       39,740,072        6,648,190      104,845,088
Shares redeemed ...............................       (1,581,812)    (192,117,474)     (12,780,132)    (235,619,999)
                                                      -----------    -------------     ------------   --------------
    Net increase ..............................       15,392,468     $ 92,848,807        9,818,522    $ 165,657,514
                                                      ==========     ============        =========    =============

                                                                CLASS B                           CLASS B
                                                      ---------------------------      ----------------------------
Shares sold ...................................          298,235     $  4,978,997           41,470        $ 776,589
Shares issued upon reinvestment of dividends ..            9,404          153,292            4,140           65,037
Shares redeemed ...............................          (10,738)        (165,049)          (3,242)         (62,478)
                                                      -----------    -------------     ------------   --------------
    Net increase ..............................          296,901     $  4,967,240           42,368        $ 779,148
                                                      ==========     ============        =========    =============

                                                                CLASS C                           CLASS C
                                                      ---------------------------      ----------------------------
Shares sold ...................................          235,578     $  3,960,931           32,363        $ 606,771
Shares issued upon reinvestment of dividends ..            6,980          113,921            3,440           54,043
Shares redeemed ...............................          (21,049)        (349,959)            (575)         (10,014)
                                                      -----------    -------------     ------------   --------------
    Net increase ..............................          221,509     $  3,724,893           35,228        $ 650,800
                                                      ==========     ============        =========    =============

9. TRANSACTIONS IN SECURITIES OF AFFILIATED ISSUERS. The 1940 Act defines affiliated issuers as those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the year ended December 31, 2001, is set forth below:

                                                                                                                 PERCENT
                                             NET                                                                  OWNED
                              BEGINNING    SHARES      ENDING     REALIZED      DIVIDEND       VALUE AT         OF SHARES
                               SHARES       SOLD       SHARES       GAIN         INCOME    DECEMBER 31, 2001   OUTSTANDING
                              ---------    ------     ---------   ---------    ----------  -----------------   -----------
Media General Inc., CI. A     1,690,000    95,000     1,595,000   $ 770,815    $1,099,186      $79,478,850        7.12%
                                                                  =========    ==========      ===========

THE GABELLI VALUE FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:


                                           INCOME
                                  FROM INVESTMENT OPERATIONS                              DISTRIBUTIONS
                         --------------------------------------------     -----------------------------------------
                                             Net
             Net Asset                    Realized and       Total                         Net
  Period       Value,       Net            Unrealized        from            Net         Realized
   Ended     Beginning   Investment      Gain (Loss) on    Investment     Investment      Gain on          Total
December 31  of Period   Income (Loss)     Investments     Operations       Income      Investments    Distributions
-----------  ---------   ------------    --------------    ----------     ----------    -----------    -------------
CLASS A
   2001(a)     $16.13       $(0.05)          $ 0.93           $0.88           --          $(0.58)         $(0.58)
   2000(a)      19.45        (0.03)           (1.54)          (1.57)          --           (1.75)          (1.75)
   1999         16.08        (0.06)            5.15            5.09           --           (1.72)          (1.72)
   1998         14.30        (0.05)            3.32            3.27           --           (1.49)          (1.49)
   1997         11.52        (0.05)            5.55            5.50           --           (2.72)          (2.72)

CLASS B
   2001(a)     $16.07       $(0.18)          $ 0.92          $ 0.74           --          $(0.58)         $(0.58)
   2000(a)(b)   18.20        (0.14)           (0.24)          (0.38)          --           (1.75)          (1.75)

CLASS C
   2001(a)     $16.07       $(0.18)          $ 0.93          $ 0.75           --          $(0.58)         $(0.58)
   2000(a)(b)   18.20        (0.14)           (0.24)          (0.38)          --           (1.75)          (1.75)



                                               RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                                     -----------------------------------------------------------------
                                                                                Net
                Net Asset             Net Assets        Investment           Operating
  Period         Value,                End of          Income(Loss) to      Expenses to      Portfolio
   Ended         End of      Total     Period            Average Net        Average Net      Turnover
December 31      Period      Return+  (in 000's)           Assets             Assets           Rate
-----------      --------   -------   ----------       ---------------      -----------      ---------
CLASS A
   2001(a)        $16.43      5.4%    $1,267,975          (0.30)%            1.40%(c)           29%
   2000(a)         16.13     (7.9)     1,158,085          (0.14)             1.37(c)            66
   1999            19.45     31.9      1,205,320          (0.40)             1.38               59
   1998            16.08     23.2        798,812          (0.41)             1.40               46
   1997            14.30     48.2        596,547          (0.45)             1.42               44

CLASS B
   2001(a)        $16.23      4.6%       $ 5,505          (1.10)%            2.19%(c)           29%
   2000(a)(b)      16.07     (1.9)           681          (0.89)(d)          2.12(c)(d)         66

CLASS C
   2001(a)        $16.24      4.6%       $ 4,170          (1.08)%            2.19%(c)           29%
   2000(a)(b)      16.07     (1.9)           566          (0.89)(d)          2.12(c)(d)         66

--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges. Total return for the period of less than one year is not annualized.
(a) Per share amounts have been calculated using the monthly average shares outstanding method.
(b) From the commencement of offering on March 1, 2000.
(c) The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratios would be 1.36% (Class A), 2.11% (Class B) and 2.11% (Class C) for 2000 and 1.39% (Class A), 2.18% (Class B) and 2.18%
    (Class C) for 2001.
(d) Annualized.

THE GABELLI VALUE FUND INC.
REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To The Board of Directors and Shareholders of
The Gabelli Value Fund Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Value Fund Inc. (the "Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/S/ PricewaterhouseCoopers LLP

1177 Avenue of the Americas
New York, NY 10036
February 15, 2002

--------------------------------------------------------------------------------

                   2001 TAX NOTICE TO SHAREHOLDERS (Unaudited)

   For the fiscal year ended December 31, 2001, the Fund paid to shareholders, on December 27, 2001, an ordinary income dividend (comprised of short-term capital gains) totaling $0.031 per share and long-term capital gains totaling $0.544 per share. For the fiscal year ended December 31, 2001, 100% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

--------------------------------------------------------------------------------

THE GABELLI VALUE FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Value Fund Inc. Directors and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to The Gabelli Value Fund at One Corporate Center, Rye, NY 10580.


                            TERM OF         NUMBER OF
NAME, POSITION(S)         OFFICE AND      FUNDS IN FUND
    ADDRESS(1)             LENGTH OF     COMPLEX OVERSEEN   PRINCIPAL OCCUPATION(S)                       OTHER DIRECTORSHIPS
    AND AGE              TIME SERVED(2)     BY DIRECTOR     DURING PAST FIVE YEARS                          HELD BY DIRECTOR
-----------------        --------------  ----------------   -----------------------                       -------------------
INTERESTED DIRECTORS(3):
-----------------------
MARIO J. GABELLI          Since 1989           21           Chairman of the Board and Chief Executive     Director of Morgan Group
Director, President and                                     Officer of Gabelli Asset Management Inc.      Holdings, Inc.
Chief Investment Officer                                    and Chief Investment Officer of Gabelli       (transportation services);
Age: 59                                                     Funds, LLC and GAMCO Investors, Inc.;         Vice Chairman of Lynch
                                                            Chairman and Chief Executive Officer of       Corporation (diversified
                                                            Lynch Interactive Corporation (multimedia     manufacturing)
                                                            and services)

KARL OTTO POHL            Since 1992           30           Member of the Shareholder Committee of Sal    Director of Gabelli Asset
Director                                                    Oppenheim Jr. & Cie (private investment       Management Inc.
Age: 72                                                     bank); Former President of the                (investment management);
                                                            Deutsche Bundesbank and Chairman of its       Chairman, Incentive
                                                            Central Bank Council (1980-1991)              Capital and Incentive
                                                                                                          Asset Management (Zurich);
                                                                                                          Director at Sal Oppenheim
                                                                                                          Jr. & Cie, Zurich

NON-INTERESTED DIRECTORS:
------------------------
ANTHONY J. COLAVITA        Since 1989          32           President and Attorney at Law in the law                  --
Director                                                    firm of Anthony J. Colavita, P.C.
Age: 66

ROBERT J. MORRISSEY        Since 1989           8           Partner in the law firm of Morrissey &                    --
Director                                                    Hawkins
Age: 62
ANTHONY R. PUSTORINO       Since 1989          16           Certified Public Accountant; Professor                    --
Director                                                    Emeritus, Pace University
Age: 76

WERNER J. ROEDER, MD       Since 2001          26           Medical Director of Lawrence Hospital and                 --
Director                                                    practicing private physician
Age: 61


OFFICERS:
---------
BRUCE N. ALPERT            Since 1989          --           Executive Vice President and Chief Operating              --
Vice President                                              Officer of Gabelli Funds, LLC since 1988 and
and Treasurer                                               an officer of all mutual funds advised by
Age: 50                                                     Gabelli Funds, LLC and its affiliates.
                                                            Director and President of Gabelli Advisers, Inc.

JAMES E. MCKEE             Since 1995          --           Vice President, General Counsel and Secretary             --
Secretary                                                   of Gabelli Asset Management Inc. since 1999
Age: 38                                                     and GAMCO Investors, Inc. since 1993; Secretary
                                                            of all mutual funds advised by Gabelli Advisers,
                                                            Inc. and Gabelli Funds, LLC

(1) Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.
(2) Each Director will hold office for an indefinite  term until the earliest of
    (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund's By-Laws and Declaration of Trust.
(3) "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser.

     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
--------------------------------------------------------------------------------

     WHO ARE WE?

     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?

     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.


     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?

     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?

     We restrict access to non-public personal information about you to the people who need to know that information in order to perform their jobs or provide services to you and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                           THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               BOARD OF DIRECTORS

Mario J. Gabelli, CFA                               Karl Otto Pohl
CHAIRMAN AND CHIEF                                  FORMER PRESIDENT
INVESTMENT OFFICER                                  DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita                                 Anthony R. Pustorino
ATTORNEY-AT-LAW                                     CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.                           PROFESSOR EMERITUS
                                                    PACE UNIVERSITY

Robert J. Morrissey                                 Werner J. Roeder, MD
ATTORNEY-AT-LAW                                     MEDICAL DIRECTOR
MORRISSEY, HAWKINS & LYNCH                          LAWRENCE HOSPITAL

                                    OFFICERS

Mario J. Gabelli, CFA                               Bruce N. Alpert
PRESIDENT AND CHIEF                                 CHIEF OPERATING OFFICER
INVESTMENT OFFICER                                  VICE PRESIDENT AND
                                                    TREASURER
James E. McKee
SECRETARY

                                    CUSTODIAN
                      Boston Safe Deposit and Trust Company

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                             Willkie Farr & Gallagher

                                   UNDERWRITER
                             Gabelli & Company, Inc.

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Value Fund Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB409Q401SR


                                            [PHOTO OF MARIO J. GABELLI OMITTED.]
THE
GABELLI
VALUE
FUND
INC.

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001